EXHIBIT 21.1

Subsidiaries of Perot Systems Corporation SUBSIDIARY	JURISDICTION OF INCORPORATION

Advanced Receivables Strategy, Inc.
Delphi Consulting Group LLC
Eagle Delaware Corp.
HPS Global Systems (Middle East) FZ-LLC
HPS Solutions Private Limited
Health Systems Design Corp.
Hospital Revenue Associates LLC
Kay Software, Inc.
perot.com inc.
Perot Systems A.G.
Perot Systems Asia Pacific Pte Ltd.
Perot Systems BPS, LLC
Perot Systems Business Process Solutions, Inc.
Perot Systems Business Process Solutions India Private Limited
Perot Systems B.V.
Perot Systems (Canada) Corporation
Perot Systems Communication Services, Inc.
Perot Systems Europe (Energy Services) Limited
Perot Systems Europe Limited
Perot Systems GmbH
Perot Systems Government Services, Inc.
Perot Systems Government Solutions, Inc.
Perot Systems Healthcare Services LLC
Perot Systems Holdings Pte Ltd.
Perot Systems Hong Kong Limited
Perot Systems International BV
Perot Systems Investments B.V.
Perot Systems (Japan) Ltd.
Perot Systems Luxembourg S.a.r.l.
Perot Systems México, S. de R.L. de C.V.
Perot Systems Nederland BV
Perot Systems Private Limited
Perot Systems S.A.S.
Perot Systems S.r.l.
Perot Systems TSI (America), Inc.
Perot Systems TSI (Bermuda) Ltd.
Perot Systems TSI (Germany) GmbH
Perot Systems TSI (Hungary) Liquidity Management LLC
Perot Systems TSI (India) Limited
Perot Systems TSI (Malaysia) Sdn.Bhd
Perot Systems TSI (Mauritius) Pvt. Ltd.
Perot Systems TSI (Netherlands) B.V.
Perot Systems TSI (Singapore) Pte. Ltd.
Perot Systems TSI (Switzerland) GmbH
Perot Systems TSI (UK) Ltd.
Persys Ireland Limited
Persys TSI (Ireland) Limited
PS BP Services LLC
PS Connecticut, LLC
PS Information Resource (Ireland) Limited
PSC GP Corporation	Delaware
Delaware
Delaware
Dubai-United Arab Emirates
India
California
Delaware
California
Delaware
Switzerland
Singapore
Delaware
Texas
India
The Netherlands
Canada
Delaware
England & Wales
England & Wales
Germany
Virginia
Delaware
Delaware
Singapore
Hong Kong
The Netherlands
The Netherlands
Japan
Luxembourg
Mexico
The Netherlands
India
France
Italy
Delaware
Bermuda
Germany
Hungary
India
Malaysia
Mauritius
The Netherlands
Singapore
Switzerland
England & Wales
Republic of Ireland
Ireland
Delaware
Delaware
Republic of Ireland
Delaware

PSC Healthcare Software, Inc.
PSC LP Corporation
PSC Management Limited Partnership
PSC Security, Inc.
Queequeg A.G.
Solutions Consulting LLC
The Technical Resource Connection, Inc.
TXZ Holding Company Limited
Vision Business Process Solutions, Inc.	Delaware Delaware Texas Delaware Switzerland Delaware Delaware Bermuda Delaware